Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of January 22, 2015 (this “Amendment No. 1”), is by and among GPT PROPERTY TRUST LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of June 9, 2014 (the “Credit Agreement”), by and among the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, pursuant to Section 2.04 of the Credit Agreement, the Borrower has requested, and JPMorgan Chase Bank, N.A., Bank of America, N.A., Morgan Stanley Bank, N.A., Royal Bank of Canada, The Bank of New York Mellon, U.S. Bank National Association, SunTrust Bank and The Huntington National Bank (the “Increasing Lenders”) and Citizens Bank, National Association (the “New Lender”) have agreed to provide New Revolving Commitments in an aggregate amount equal to $200,000,000 under the Credit Agreement as set forth herein; and

WHEREAS, the Borrower has also requested that the Credit Agreement be amended to increase the permitted amount of Incremental Commitments from $400,000,000 to $600,000,000, and the Required Lenders are willing to so amend the Credit Agreement; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT Agreement. As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

1.1           Amendment to Section 1.01. Section 1.01 of the Credit Agreement is amended by adding the following new definition thereto immediately after the definition of “Alternate Base Rate”:

“‘Amendment No. 1 Effective Date’ means the effective date of Amendment No. 1 to Revolving Credit and Term Loan Agreement among the Borrower, the Administrative Agent and the Lenders party thereto.”

1.2           Further Amendment to Section 1.01. The definition of “Eligible Ground Lease” in Section 1.01 of the Credit Agreement is amended by inserting the following new proviso at the end of such definition (and before the period):

“; provided that such ground lease may have a remaining term of less than 35 years if the tenant has a unilateral option to purchase the fee interest at the end of the lease term for a de minimus purchase price”.

1.3           Amendment to Section 2.04. Section 2.04 of the Credit Agreement is amended by deleting the amount $400,000,000 on the sixth line of the first paragraph thereof and substituting the amount “$600,000,000” in place thereof.

1.4           Amendment to Section 2.17. Section 2.17 of the Credit Agreement is amended by inserting the following new clause (j) after clause (i) thereof:

“(j)          FATCA Acknowledgement. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

1.5           Revolving Commitments. The aggregate Revolving Commitments are hereby increased from $200,000,000 to $400,000,000.

1.6           Schedule 2.1. Schedule 2.01 to the Credit Agreement is hereby deleted in its entirety and Schedule 2.01 to this Amendment No. 1 is substituted in place thereof.

1.7           Increase of Revolving Commitments by Increasing Lenders; New Revolving Commitment by New Lender; Reallocation of Revolving Loans. Each of the Increasing Lenders increases its respective Revolving Commitment to the amount set forth opposite its name on Schedule 2.01 attached to this Amendment No. 1. The New Lender shall have a Revolving Commitment in the amount set forth opposite its name on Schedule 2.01 attached to this Amendment No. 1. On the Amendment Effective Date, the Revolving Lenders shall purchase from and/or assign to each of the other Revolving Lenders, as applicable, such interests in the Revolving Loans outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by the Revolving Lenders ratably in accordance with their Revolving Commitments set forth on Schedule 2.01 attached to this Amendment No. 1.

1.8           Request under Section 2.04 of Credit Agreement. This Amendment No. 1 is the first and partial exercise by the Borrower of its rights under Section 2.04 of the Credit Agreement to request an increase of the existing Revolving Commitments from $200,000,000 to $400,000,000, and after giving effect to this Amendment No. 1, $400,000,000 of the Incremental Commitments shall remain available under Section 2.04.

1.9           New Lender. From and after the date hereof, the New Lender shall be deemed to be a Revolving Lender for all purposes of the Credit Agreement, and each reference to the Revolving Lenders in the Credit Agreement shall be deemed to include the New Lender. The New Lender hereby covenants and agrees to become a party to the Credit Agreement and any of the other Loan Documents as the Administrative Agent may reasonably request. The New Lender appoints JPMorgan Chase Bank, N.A. as the Administrative Agent and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

1.10         Representations, Warranties and Agreements of New Lender. The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 1 and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies all the requirements to be an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitments, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment No. 1, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment No. 1, and (vi) if it is a Foreign Lender, any documentation required to be delivered by it pursuant to the terms of the Credit Agreement has been delivered to the Administrative Agent; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the Lenders and Administrative Agent to enter into this Amendment No. 1, the Borrower represents and warrants to the Lenders and Administrative Agent that the following statements are true, correct and complete:

(i)          the Borrower has the requisite power and authority to make, deliver and perform its obligations under this Amendment No. 1, the Credit Agreement as amended by this Amendment No. 1 (the “Amended Agreement”) and the replacement Notes and new Notes described in Section 4D below (the “Replacement and New Notes”, and together with this Amendment No. 1 and the Amended Agreement, the “Amendment Documents”);

(ii)         the execution, delivery and performance of the Amendment Documents are within the Borrower’s partnership powers and have been duly authorized by all necessary partnership or other organizational action on the part of the Borrower;

(iii)        the execution, delivery and performance of this Amendment No. 1 and the Replacement and New Notes (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company, the Borrower or any of its Subsidiaries or any order judgment or decree of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company, the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company, the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Company, the Borrower or any of its Subsidiaries;

(iv)        each of the Amendment Documents has been duly executed and delivered by the Borrower and constitutes legal, valid and binding obligation of Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(v)         the representations and warranties made or deemed made by the Borrower in any Loan Document are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on the Amendment Effective Date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) (on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and

(vi)        no Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1.

SECTION 3. ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTORS

Each Guarantor has read this Amendment No. 1 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 1, the obligations of such Guarantor under the Guaranties and each of the other Loan Documents to which such Guarantor is a party shall not be impaired and each of the Guaranties and the other Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each of the Guarantors and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranties will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment No. 1.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment No. 1, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment No. 1 and (ii) nothing in the Credit Agreement, this Amendment No. 1 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 4. CONDITIONS TO EFFECTIVENESS

This Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):

A. The Borrower, the Guarantors, the Administrative Agent, the Increasing Lenders, the New Lender and the Required Lenders shall have indicated their consent to this Amendment No. 1 by the execution and delivery of the signature pages hereto to the Administrative Agent.

B. The Administrative Agent shall have received a secretary’s certificate of the Company and the Borrower (i) either confirming that there have been no changes to its organizational documents since June 9, 2014, or if there have been changes to the Company’s or the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions of the Borrower and the Guarantors and incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby.

C. The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 9.03 of the Credit Agreement) that are due and payable in connection with this Amendment No. 1.

D. Execution and delivery to the Administrative Agent by the Borrower of a replacement Note in favor of each Increasing Lender and a new Note in favor of the New Lender, in each case in the amount of its Revolving Commitment set forth on Schedule 2.01 attached hereto.

E. Delivery to the Administrative Agent by Morgan, Lewis & Bockius LLP, as counsel to the Borrower and the Guarantors, of an opinion addressed to the Lenders and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.

F. Payment by the Borrower of any agreed upon compensation to the Increasing Lenders, the New Lender and the Administrative Agent as provided in Section 2.04 of the Credit Agreement and/or in separate agreements between the Borrower and such Person in connection with the New Revolving Commitments.

G. The Administrative Agent shall have received a certificate dated the Amendment Effective Date and executed by a Financial Officer of the Borrower that, after giving pro forma effect to the New Revolving Commitments pursuant to this Amendment No. 1, as of the last day of the most recent month for which financial statements have been delivered pursuant to Section 5.01 of the Credit Agreement, the Borrower would have been in compliance with the financial covenants set forth in Section 6.12 of the Credit Agreement.

SECTION 5. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)          On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii)         Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)        The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

(iv)        This Amendment No. 1 shall constitute a Loan Document.

B. Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D. Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	GPT PROPERTY TRUST LP

	By:	Gramercy Property Trust, Inc., its General Partner

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

LENDERS:
J.P. MORGAN CHASE BANK, N.A.,
as Administrative Agent and as Lender

By:	/s/ Rita Lai
Name: Rita Lai
Title: Authorized Signer

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

BANK OF AMERICA, N.A.

By	/s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

MORGAN STANLEY BANK, N.A.

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

ROYAL BANK OF CANADA

By	/s/ Joshua Freedman
Name: Joshua Freedman
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

THE BANK OF NEW YORK MELLON

By	/s/ Carol Murray
Name: Carol Murray
Title: Managing Director

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Michael E. Hussey
Name: Michael E. Hussey
Title: Senior Vice President

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

SUNTRUST BANK

By	/s/ Bryan McFarland
Name: Bryan McFarland
Title: Senior Vice President

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

THE HUNTINGTON NATIONAL BANK

By	/s/ Florentina Djulvezan
Name: Florentina Djulvezan
Title: Assistant Vice President

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

CITIZENS BANK, NATIONAL ASSOCIATION

By	/s/ David R. Jablonowski
Name: David R. Jablonowski
Title: Senior Vice President

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

The undersigned Guarantors hereby acknowledge and consent to the foregoing Amendment No. 1.

GRAMERCY PROPERTY TRUST INC.

GPT 74TH STREET OWNER LLC

GPT ARLINGTON HEIGHTS OWNER LLC

GPT AUSTIN OWNER LLC

GPT BELLMAWR OWNER LLC

GPT BLOOMINGDALE OWNER LLC

GPT BOA PORTFOLIO MEMBER LLC

GPT BOLINGBROOK OWNER LLC

GPT BUFFALO GROVE OWNER LLC

GPT BURR RIDGE OWNER LLC

GPT CHICAGO DEPOT OWNER LLC

GPT CHICAGO MANNHEIM OWNER LLC

GPT DEER PARK TERMINAL OWNER LLC

GPT EAST BRUNSWICK TERMINAL OWNER LLC

GPT ELGIN OWNER LLC

GPT ELK GROVE OWNER LLC

GPT ELKRIDGE TERMINAL OWNER LLC

GPT GALESBURG OWNER LLC

GPT GARLAND OWNER LLC

GPT GIG BOA PORTFOLIO HOLDINGS LLC

GPT GIG BOA PORTFOLIO OWNER LLC

GPT GROVEPORT OWNER LLC

GPT HACKS CROSSING OWNER LLC

GPT HAMPTON MAIN OWNER LLC

GPT HIALEAH GARDENS OWNER LLC

GPT HOUSTON TERMINAL OWNER LLC

GPT KATRINE OWNER LLC

GPT KENOSHA OWNER LLC

GPT LEVEE OWNER LLC

GPT MANASSAS WAREHOUSE OWNER LLC

GPT MORELAND AVE OWNER LLC

GPT MORRISTOWN OFFICE OWNER LLC

GPT MORROW OWNER LLC

GPT NASHVILLE OWNER LLC

GPT NW 112 STREET OWNER LLC

GPT ORLANDO TERMINAL OWNER LLC

GPT PARSIPPANY OWNER LLC

GPT PERU OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President of the foregoing limited liability companies

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

GPT RIDGEVIEW OWNER LLC

GPT ROLLING MEADOWS OWNER LLC

GPT SELIG DRIVE OWNER LLC

GPT SOUTH RIVER OWNER LLC

GPT SWEDESBORO FACILITY OWNER LLC

GPT TAMPA ACLINE OWNER LLC

GPT WORCESTER OWNER LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President of the foregoing limited liability companies

GPT CALABASH BRANCH OWNER LP

By:	GPT Calabash Branch Owner GP LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT EMMAUS BRANCH OWNER LP

By:	GPT Emmaus Branch Owner GP LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT GREAT VALLEY OWNER LP

By:	GPT Great Valley Owner GP LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

GPT HARRISBURG OWNER LP

By:	GPT Harrisburg Owner GP LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT SANTA CLARA OWNER LP

By:	GPT Santa Clara Owner GP LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT VERNON OWNER LP

By:	GPT Vernon Owner LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT WESTLAKE OWNER LP

By:	GPT Westlake Owner GP LLC

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

[Signature page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

Schedule 2.01

LENDERS; COMMITMENTS

Revolving Commitments

Lender Name	Commitment Amount

JPMorgan Chase Bank, N.A.	$55,000,000

Bank of America, N.A.	$55,000,000

Morgan Stanley Bank, N.A.	$48,750,000

Royal Bank of Canada	$48,750,000

Citizens Bank, National Association	$45,000,000

The Bank of New York Mellon	$41,250,000

U.S. Bank National Association	$41,250,000

SunTrust Bank	$32,500,000

The Huntington National Bank	$32,500,000

TOTAL:	$400,000,000

Term Loan Commitments

Lender Name	Commitment Amount

JPMorgan Chase Bank, N.A.	$32,500,000.00

Bank of America, N.A.	$32,500,000.00

Morgan Stanley Bank, N.A.	$26,250,000.00

Royal Bank of Canada	$26,250,000.00

The Bank of New York Mellon	$26,250,000.00

U.S. Bank National Association	$26,250,000.00

SunTrust Bank	$17,500,000.00

The Huntington National Bank	$12,500,000.00

TOTAL:	$200,000,000